                        NOTICE OF GUARANTEED DELIVERY OF
                       9.875% CAPITAL SECURITIES, SERIES A
                          OF INTERWEST CAPITAL TRUST I
         This form, or one substantially equivalent hereto, must be used to accept the Exchange Offer of InterWest Capital Trust I (the "Trust") made pursuant to the Prospectus, dated February 23, 2000 (the "Prospectus"), if certificates for Series A capital securities are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Trust prior to 5:00 p.m., New York City time, on the Expiration Date. This form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Wilmington Trust Company, Property Trustee of the Trust, as Exchange Agent (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

Delivery to: Wilmington Trust Company, as Exchange Agent:

     BY HAND OR OVERNIGHT DELIVERY, OR BY          FACSIMILE TRANSMISSIONS:
     REGISTERED OR CERTIFIED MAIL:                 (ELIGIBLE INSTITUTIONS ONLY)

     Wilmington Trust Company, as Exchange
          Agent                                    (302) 651-8882
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware 19890-0001               To confirm by telephone or
     Attention:  Corporate Trust Administration   for information call:
          - InterWest Capital Trust I
          Exchange Offer                           (302) 651-1000

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the aggregate liquidation amount of Series A capital securities specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer - Procedures for Tendering Series A Securities - Guaranteed Delivery" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Series A capital securities set forth in the Letter of Transmittal. The undersigned hereby tenders the Series A capital securities listed below:

         Certificate Number(s) (if available)                          Aggregate liquidation Amount Tendered

         ---------------------------------------                       -----------------------------------

         ---------------------------------------                       -----------------------------------

         ---------------------------------------                       ----------------------------------

If Series A capital securities will be tendered by book-entry transfer, please provide the following information:

Name of Tendering Institution:         Depository Trust Company Account Number:

----------------------------           ----------------------------------------


                                PLEASE SIGN HERE
X
 ------------------------------------------------             ----------------------------
 Signature(s) of Owner(s) or Authorized Signatory                       Date

Area Code and Telephone Number:
                                ------------------------------------------------

Must be signed by the holder(s) of Series A capital securities as their Name(s)appear(s) on certificates for Series A capital securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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


                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, guarantees that the certificates representing the principal amount of Series A capital securities tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Series A capital securities into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer - Procedures for Tendering Series A Securities -Guaranteed Delivery" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.


---------------------------------------------                 --------------------------------
Name of Firm                                                  Authorized Signature

---------------------------------------------                 --------------------------------
Street Address                                                Name (please print)

---------------------------------------------                 --------------------------------
City, State and Zip Code                                      Title

---------------------------------------------                 --------------------------------
Area Code and Telephone Number                                Date

DO NOT SEND CERTIFICATES FOR SERIES A CAPITAL SECURITIES WITH THIS FORM. ACTUAL SURRENDER OR CERTIFICATES FOR SERIES A CAPITAL SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE EXECUTED LETTER OF TRANSMITTAL.


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